UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 18, 2007
Date of Earliest Event Reported: January 12, 2007

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Idaho	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 East Lakeshore Drive, Suite 301 Coeur d’Alene, ID	83814
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (208) 664-4859

n/a (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 12, 2007, after review of work papers related to the transition of independent accountants by management and its current independent accountants, the board of directors of the Registrant, upon the recommendation of management following a series of discussions with its current independent accountants, decided to amend its Quarterly Report on Form 10-QSB for the (third) quarter ended June 30, 2006 to correct certain mathematical errors in the financial statements included in such report. Accordingly, the board of directors of the Registrant concluded that its previously issued unaudited financial statements included in such report should no longer be relied upon.

The principal accounting errors reflected in such financial statements were as follows:

1) A material misstatement (understatement) of the three month (but not the cumulative nine month) consolidated net loss for the quarter ending June 30, 2006 contained in the Registrant’s Consolidated Statements of Operations; and

2) A corresponding misstatement in the Registrant’s Pro Forma Statements of Operations.

 Although we intend to file an amended Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 as soon as practicable, because we have not yet concluded our analysis of these issues, the anticipated impact on our financial statements described above may be  subject to change.

We have completed our assessment of how the changes being made reflect on the adequacy of our internal controls over financial reporting and our disclosure controls in general and have concluded that the factors that resulted in the restatements were caused by a lack of consistent authoritative guidance and not a failure to detect and assess the issues and collect relevant data.

Certain matters discussed in this report may constitute "forward-looking statements". Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond our ability to control or predict, including, but not limited to (i) our final determination of the magnitude of the accounting adjustments described in this report, (ii) the discovery of other errors in our financial statements, which could result in further adjustments, (iii) the completion of the restatement process and, (iv) other risks and uncertainties outlined in our periodic reports filed with the SEC. These statements are made as of the date of this report, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The information in this Item 2.02 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in this Item 4.02 is not an admission as to the materiality of the information.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Timberline Resources Corporation

Date: January 18, 2007	By: /s/ John Swallow
John Swallow
Chief Executive Officer and Chairman of the Board of Directors